                                                                  EXHIBIT 10.8

                   CONSULTING AND WARRANT COMPENSATION AGREEMENT


     THIS AGREEMENT is executed and made effective this 15th of October 1998, between Renaissance Entertainment, Inc., a Colorado corporation (the "Company"), and Wall Street Financial, LLC. ("Consultant").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto agree as follows:

     1.   CONSULTATION.

          The Company hereby retains the services of Consultant, as an independent contractor, which retention is accepted and agreed to be performed by Consultant, subject to and upon the terms and conditions set forth below.

     2.   TERM.

          The term of this Agreement shall begin on the date hereof, and shall continue for a period of 12 months (or such longer period as the Company and the Consultant may agree in writing) unless earlier terminated by the Company for Cause, as defined in Section 6.4 hereof.

     3.   CONSULTANT'S STATUS.

          It is understood and agreed that Consultant shall be at all times and for all purposes hereunder an independent contractor to the Company and under no circumstances shall be deemed an employee, partner or joint venturer of or with the Company. Consultant agrees that he shall not directly or indirectly imply or represent to others, or permit another to imply or represent to others that Consultant has any authority to act for, represent or bind the Company in any matter by virtue of this Agreement.

     4.   SERVICES OF CONSULTANT.

          4.1 Upon the request of the Company, Consultant shall consult with and advise the Company with respect to matters concerning: (i) investor relations; (ii) dissemination of quarterly and annual reports as filed by the Company with the Securities and Exchange Commission; (iii) communications with analysts; and (iv) potential acquisitions. Said services shall not relate to any capital raising transaction.

          4.2 Consultant agrees to exercise its best efforts, skill and diligence in the performance of its services hereunder and shall perform all services in a workmanlike fashion.

          4.4 Throughout the term of this Agreement, Consultant shall provide services to the Company on a part-time basis and may perform the same or similar services for other persons or entities not inconsistent with its undertakings hereunder.

     5.   COVENANTS AND ACKNOWLEDGMENTS OF CONSULTANT.

          5.1 Consultant covenants and agrees for itself and its Affiliates (hereinafter defined) that it will not, during the term of this Agreement or thereafter, communicate, divulge or otherwise disclose to any other person, firm, association, or corporation, or use, without the express written consent of the Company, any Confidential Information (hereinafter defined) of the Company.

          5.2 For purposes of this Agreement, Confidential Information shall mean all information relating to the Company or its subsidiaries provided to the Consultant in writing except for that information contained (i) in its filings with the Securities and Exchange Commission and prior press releases or (ii) in a writing received by the Consultant from the Company which is not marked "confidential."

          5.3 Consultant shall not make an untrue statement of material fact regarding the Company or omit to state a material fact in the judgment of Consultant necessary in order to make any statement regarding the Company made by the Consultant not misleading, PROVIDING, HOWEVER, that the Consultant shall be entitled to rely on (i) reports filed by the Company with the Securities and Exchange Commission, (ii) written press releases issued by the Company without the Consultant's advice or consultation, and (iii) written press releases issued by the Company with the Consultant's advice or consultation which it has, based on reasonable investigation, reasonable grounds to believe and believes make no untrue statement of a material fact and omit to state no material fact necessary to make any statement made not misleading.

     6.   COMPENSATION.

          6.1 As consideration for all services to be rendered by Consultant pursuant to Section 4 above, the Company agrees to issue to Consultant Common Stock Purchase Warrants ("Warrants") exercisable to purchase 120,000 shares of Common Stock of the Company at $0.62

          6.2 All 120,000 Warrants shall be exercisable for a period of 2 year commencing upon the date hereof and expiring on October 15, 2000, unless the expiration date of the Warrants shall be extended to a later date in writing by the Company.

          6.3 The warrant certificates (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement (Exhibit A to follow).

           6.4  Notwithstanding the foregoing, the Warrants described in
Section 6.1 above shall terminate and be of no further legal force or effect if, prior to their exercise, this Agreement is terminated by the Company for Cause. For the purposes of this Agreement, the term "for Cause" shall mean
(i) Consultant shall commit a material breach of this Agreement unless such breach shall be cured by the Consultant within a period of thirty (30) days after written notice by the Company of such breach, (ii) Consultant, or its officers, directors and/or employees, are shown to have engaged in any act of fraud or dishonesty detrimental to the Company, or its subsidiaries, or any of its customers or clients, or (iii) Consultant has been grossly negligent in the performance of its duties or responsibilities hereunder.

     7.   EXPENSES.

          Consultant shall be responsible for all of its expenses related to telephone, mail, printing, press releases, broker meetings, the expenses related to running its operations, including its employees, affiliates, and general administrative expenses. The Company will only be responsible for any specific obligations it requests the Consultant to do which might include travel, accommodations, broker presentations, etc. The Company will be responsible for all expenses related to lodging for said Consultants to and from the Company's different facilities and to and from any locations the Company specifically requests Consultants to go to. Otherwise the Consultant will pay for all of its expenses related to its work. The Company will be responsible for providing copies of its normal printed information.

     8.   REGISTRATION RIGHTS.

          8.1 Warrants shall have piggy-back rights with any registration filed by the company . If said warrants are not registered 1 year from the date of this agreement the Company shall cause to be prepared and filed with the SEC a Registration Statement on all the shares of Common Stock issuable upon exercise of the Warrants (the "Registration Statement").

          8.2 In connection with the preparation and filing of the Registration Statement, the Company agrees to (i) use its bests efforts to cause such Registration Statement to become and remain effective; (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for the entire period warrants remain outstanding; (iii) furnish to the Consultant such number of copies of a prospectus, in conformity with the requirements of the Act, and such other documents as Consultant may reasonably request in order to facilitate the disposition of the shares of Common Stock; and (iv) use its best efforts, at the Consultant's request, to register and qualify the shares of such states that Consultant gives notice to the Company, provided, however, that the Company shall not be required in connection therewith to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to any tax or obligation to collect any tax in any such jurisdiction, or (iii) consent to general services or process in such jurisdiction. The Consultant agrees to cooperate in all reasonable respects with the preparation and filing of the Registration Statement.

          8.3 All fees and other expenses incurred in connection with the registration of the shares of Common Stock underlying the Warrants shall be borne by the Company, including, without limitation, fees of the Company's legal counsel, Securities and Exchange Commission filing fees, printing costs, accounting fees and costs, transfer agent fees and any other miscellaneous costs and disbursements. The Consultant shall be liable for any and all underwriting discounts, brokerage commissions or other fees or expenses incurred in connection with the sale or other disposition by the Consultant of the shares of Common Stock covered by the Registration Statement.

          8.4 To the extent permitted by law, the Company will indemnify and hold harmless Consultant, including its officers, directors, employees, agents, and representatives, against any losses, claims, damages, liabilities, or expenses, including without limitation attorney's fees and disbursements, to which Consultant may become subject under the Act to the extent that such losses, claims, damages or liabilities arise out of or are based upon any violation by the Company of the Act or under the Securities Exchange Act of 1934, or any rule or regulation promulgated thereunder applicable to the Company, or arises out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with such Registration Statement; provided, however, that such indemnity contained in this paragraph shall not apply to any loss, damage or liability to the extent that same arises out of or is based upon an untrue statement or omission made in connection with such Registration Statement in reliance upon and in conformity with information furnished in writing expressly for use in connection with such Registration Statement by Consultant.

          8.5 Except for the obligations of the Company set forth in Sections 8.1 and 8.2 above, all obligations relating to compliance with applicable laws and regulations governing the distribution of securities in connection with Consultant's sale of common stock of the Company acquired pursuant to the exercise of the Warrants shall be the sole obligation of the Consultant.

     9.   REPRESENTATIONS AND WARRANTIES OF THE CONSULTANT.

          The Consultant hereby represents and warrants to the Company that there are no agreements or binding obligations enforceable against the Consultant which would be violated by its entering into this agreement or providing the services to be provided hereunder.

     10.  INDEMNIFICATION'S.

          10.1 The Consultant agrees to indemnify, defend and hold harmless the Company, and officers, directors, shareholders, agents, employees (hereafter "Affiliates") of the Company, attorneys, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any covenant or other obligation on the part of the Consultant contained in this Agreement.

          10.2 The Company agrees to indemnify, defend and hold harmless the Consultant, and its Affiliates, attorneys, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any covenant or other obligation on the part of the Company contained in this Agreement.

     11.  ATTORNEYS' FEES.

          In the event there is any litigation or arbitration between the parties concerning this Agreement, the successful party shall be awarded its reasonable attorneys' fees and litigation costs, including the costs incurred in the collection of any judgment.

     12.  NOTICES.

          Any notice, request, instruction, or other document to be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or by overnight courier or sent by facsimile transmission, if to Consultant to:

          Wall Street Financial
          5353 Manhattan Circle, Suite 201
          Boulder, CO  80303
          Attention:  David Lilja

if to the Company:

          Renaissance Entertainment Corporation
          275 Century Cir., #102
          Louisville, CO  80027
          Attention:  Pete Leavell

with a copy to:

               Company
               Address
               City, ST  ZIP
               Attention:

or at such other address for a party as shall be specified by like notice.

     13.  PARTIAL INVALIDITY.

     If any provisions of this Agreement are in violation of any statute or rule of law of any state or district in which it may be sought to be enforced, then such provisions shall be deemed null and void only to the extent that they may be in violation thereof, but without invalidating the remaining provisions.

     14.  NON-ASSIGNABILITY.

          14.1 The obligations of the Consultant to perform hereunder shall not be assignable by it without prior written consent of the Company.

          14.2 This Agreement shall be binding upon the respective parties hereto and their successors and permitted assigns.

     15.  WAIVER.

          No waiver of any breach of any one of the agreements, terms, conditions or covenants of this Agreement by the Company shall be deemed to imply or constitute a waiver of any other agreement, term, condition or covenant of this Agreement. The failure of either party to insist on strict performance of any agreement, term, condition or covenant, herein set forth, shall not constitute or become construed as a waiver of the right of either or the other thereafter to enforce any other default of such agreement, term, condition or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition or covenant of this Agreement.

     16.  GOVERNING LAW.

          This Agreement and the rights and duties of the parties shall be construed enforced in accordance with the laws of the State of Colorado.

     17.  FAX/COUNTERPARTS.

          This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original. Further, this Agreement may be signed in one or more counterparts, all of which when taken together shall constitute the same document.

     18.  ENTIRE AGREEMENT.

          This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. There are no representations, warranties, conditions or obligations except as herein specifically provided. Any amendment or modification hereof must be in writing.

     IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement effective on the day and year first above written.

                                        RENAISSANCE ENTERTAINMENT



                                        BY:
                                            ----------------------------------
                                              PETE LEAVELL, PRESIDENT



                                        WALL STREET FINANCIAL, LLC



                                        BY:
                                            ----------------------------------
                                              DAVID LILJA, PRESIDENT